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                                    COLUMBIA




    Supplement to the CMC Small Cap Fund's, CMC Small/Mid Cap Fund's, and CMC
                     International Stock Fund's Prospectus,
                             dated December 21, 2001


INFORMATION ABOUT YOUR INVESTMENT

Effective March 1, 2002, CMC Small Cap Fund is closed to new investors. The Fund is closing to help preserve the manager's ability to deliver competitive performance for clients. Since it becomes challenging for an investment manager to run a small cap fund portfolio once assets reach a certain level, the Fund's Board of Trustees and Investment Team believe that closing the Fund is in the best interests of current clients, given that the Fund has grown steadily since its inception.

Clients with existing balances in the Fund may continue to purchase shares as well as reinvest dividends and capital gains. Additionally, Columbia may allow additional investments in the Fund from time to time if, in Columbia's judgement, the investment will not adversely affect its ability to manage the Fund.

Columbia reserves the right to re-open the Fund to new investors or to modify the extent to which future sales of shares are limited.


                                  March 1, 2002